UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2021

CHINA RECYCLING ENERGY CORPORATION

(Exact name of registrant as specified in charter)

Nevada	001-34625	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C Rong Cheng Yun Gu Building Keji 3rd Road, Yanta District Xi’an City, Shaanix Providence, China	710075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86-29) 8765-1097

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 6, 2021, China Recycling Energy Corporation, a Nevada corporation (the “Company”), held its 2021 Annual Meeting of Shareholders. A quorum was present at the meeting as required by the Fourth Amended and Restated Bylaws of the Company. The final voting results of the matters submitted to a shareholder vote at the meeting are as follows:

Proposal 1: Election of Directors

The following five individuals were elected to the Board of Directors of the Company to serve as directors until the 2022 Annual Meeting of Shareholders and until their successors have been duly elected and qualified, as follows:

Nominees	Votes Cast For	Votes Withheld	Broker Non-Votes
Guohua Ku	3,732,617	2,230	628,802
Xiaoping Guo	3,724,104	10,743	628,802
Yan Zhan	3,724,100	10,747	628,802
Zhongli Liu	3,724,104	10,743	628,802
LuLu Sun	3,724,122	10,725	628,802

Proposal 2: Approval and Ratification of the Appointment of Prager Metis, CPAs LLC, as the Company’s Independent Registered Public Accounting Firm

The shareholders approved and ratified the appointment of Prager Metis, CPAs LLC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021, as follows:

For	Against	Abstain	Broker Non-Votes
4,342,752	10,370	10,523	N/A

 Proposal 3: Approval of the Increase in the Total Number of the Company’s Authorized Shares of Common Stock

The shareholders approved and ratified an amendment to the Company’s Articles of Incorporation to increase the total number of the Company’s authorized shares of common stock from 10,000,000 shares to 100,000,000 shares, as follows:

For	Against	Abstain	Broker Non-Votes
4,012,997	347,165	3,480	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA RECYCLING ENERGY CORPORATION

Date: July 9, 2021	By:	/s/ Yongjiang Shi
Yongjiang Shi Chief Financial Officer

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